UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04345)

Exact name of registrant as specified in charter:	Putnam Tax Free Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2017

Date of reporting period :	August 1, 2016 — July 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Tax-Free High Yield Fund

Annual report
7 | 31 | 17

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PTHAX

Putnam
Tax-Free High Yield
Fund

Annual report
7 | 31 | 17

Consider these risks before investing: Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally tax-exempt funds may be subject to state and local taxes. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The fund may invest significantly in particular segments of the tax-exempt debt market, making it more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention in the financial markets, and factors related to a specific issuer. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Message from the Trustees

September 5, 2017

Dear Fellow Shareholder:

A fair amount of investor optimism has helped to fuel financial markets in 2017, and global stock and bond markets have generally fared well. At the same time, however, a number of macroeconomic and geopolitical risks around the world could disrupt the positive momentum.

While calm markets are generally welcome, we believe investors should continue to remember time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to announce some changes to your fund’s Board of Trustees. First, we are pleased to welcome the arrival of Catharine Bond Hill and Manoj P. Singh, who bring extensive professional and directorship experience to their new roles as Putnam Trustees. In addition, we would like to extend our appreciation and best wishes to Robert J. Darretta, John A. Hill, and W. Thomas Stephens, who retired from the Board, effective June 30, 2017. We are grateful for their years of work on behalf of you and your fellow shareholders, and we wish them well in their future endeavors.

Thank you for investing with Putnam.

Two of the most significant challenges of fixed-income investing are low interest rates and taxes on income. Putnam Tax-Free High Yield Fund can help reduce the impact of both by investing in higher-yielding, lower-rated municipal bonds.

Meticulous credit research

Municipal bonds finance important public projects, such as schools, roads, and hospitals, and they can help investors keep more of the income they receive from their investment. Members of Putnam’s fixed-income organization have a range of skills to analyze the credit risk of below-investment-grade municipal bonds and help build a well-diversified portfolio.

2 Tax-Free High Yield Fund

Source: Putnam, as of 7/31/17. Past performance is no guarantee of future results. Yields for Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg Barclays U.S. Treasury Index, the Bloomberg Barclays U.S. Credit Index, and the Bloomberg Barclays Municipal Bond Index, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 43.40% federal income tax rate. This rate reflects the American Taxpayer Relief Act of 2012 and includes the 3.80% Medicare surtax.

Source: Moody’s Investor Services, Annual U.S. Municipal Bond Defaults and Recoveries, 1970–2016 (June 2017). Most recent data available.

Tax-Free High Yield Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 10–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Performance for class A shares before their inception (9/20/93) is derived from the historical performance of class B shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/17. See above and pages 10–13 for additional fund performance information. Index descriptions can be found on pages 15–16.

4 Tax-Free High Yield Fund

Paul has a B.A. from Suffolk University. Paul has been in the investment industry since he joined Putnam in 1989.

In addition to Paul, your fund is managed by Garrett L. Hamilton, CFA. Garrett holds an M.S. in Investment Management from Boston University and a B.S. in International Business Administration from Southern New Hampshire University. He joined Putnam in 2016 and has been in the investment industry since 2006.

Paul, how was the market environment for municipal bonds during the reporting period?

During much of the first half of the reporting period, municipal bonds struggled, as slowing mutual fund demand and record new issuance weighed on performance. We believe the uncertainty around U.S. income tax policy changes for individuals and corporations was an additional headwind for the asset class following the presidential election.

From January through the close of the reporting period on July 31, 2017, investor sentiment generally improved, especially for higher-yielding municipal bonds. The pace of new issuance was generally light, and demand outpaced supply — contributing to rising prices and a narrowing of credit spreads of lower investment-grade as well as high-yield municipal bonds. [Credit spreads reflect the difference in yield between higher- and lower-quality municipal bonds.] Viewed in a longer-term context, spreads are at or close to the narrowest point since the credit crisis. That said, overall credit fundamentals remain stable, supply/demand dynamics are favorable, and defaults remain low and isolated.

Tax-Free High Yield Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 7/31/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 7/31/17. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 Tax-Free High Yield Fund

On June 14, 2017, the Federal Reserve announced its second interest-rate hike of 2017. In its assessment of inflation, the Fed revised its expectations downward, adding that it believed inflation would “remain somewhat below 2% in the near term.” Additionally, the Fed announced it will begin the process this year of reducing its $4.5 billion balance sheet, which the central bank had increased by buying bonds and other securities to buttress the financial system during the housing crisis. In July, testimony from Fed Chair Janet Yellen suggested that the markets should expect inflation to hold below 2% for a prolonged period. With inflation running below its 2% target, the Fed left its benchmark federal funds rate unchanged. Municipal bonds, along with other rate-sensitive investments, rallied following these more dovish announcements.

How did the fund perform?

While municipal bonds posted relatively flat performance as an asset class, the fund’s focus on higher-yielding, lower-rated securities was advantageous, since they slightly outperformed lower-yielding, higher-quality municipal bonds. However, for the 12 months ended July 31, 2017, the fund slightly underperformed its benchmark, the Bloomberg Barclays Municipal Bond Index, and its Lipper peer group average.

What was your investment approach in this environment?

Given the market backdrop, many of our investment themes remained in place. We maintained an overweight exposure to lower-investment-grade municipal bonds and placed greater focus on higher-education, essential service utilities, and continuing-care retirement community bonds relative to the fund’s Lipper group. The fund’s duration positioning remained in line with the median of its Lipper peer group.

During the reporting period, we maintained an underweight position in Puerto Rico-based issuers relative to the fund’s Lipper peers. This underweight exposure added to performance during the period as Puerto Rico bonds were down close to 10% for the first seven months of 2017. On May 3, 2017, the federal control board petitioned for court-supervised debt restructuring under Title III of the Puerto Rico Oversight, Management and Economic Stability Act [PROMESA]. While PROMESA is not a bailout from the federal government, it did provide a way for Puerto Rico to use a bankruptcy-like restructuring tool similar to Chapter 9. We believe that we are likely to see more headline risk as Congress works with the government of Puerto Rico to come up with a debt repayment plan that creditors can accept and that can help build a foundation for economic recovery in the coming years.

Turning to the economic backdrop in Illinois, on July 6, 2017, the Illinois State House overrode Governor Rauner’s veto of the Legislature’s budget plan, which includes a major income tax increase. After a two-year impasse, the 2018 fiscal-year budget is expected to help relieve some pressure from the credit agencies, which had warned that Illinois’ credit rating was in jeopardy of falling into junk bond status. While challenges remain, investors welcomed news of the override and a balanced budget. Illinois municipal debt rallied, which aided the fund’s performance during the period, as the portfolio was overweight the State of Illinois and City of Chicago credits.

What is your current assessment of the potential for tax reform, and how might you steer the fund given that possibility?

This past May, the Trump administration presented basic constructs of a tax plan. More details are needed to fully assess the impact of the proposal, and the final plan may be considerably different from the initial tax plan now winding through Congress. However, the

Tax-Free High Yield Fund 7

proposed plan reduces the overall number of individual tax brackets to three, eliminates targeted tax breaks and special interest, and repeals the alternative minimum tax, among other things. The good news for tax-sensitive investors, in our view, is that the tax-exempt status of municipal bonds wasn’t addressed in the recently announced tax outline. We do not believe the currently proposed lowering of the highest personal income tax bracket from 39.6% to 35% will materially affect demand for municipal bonds from individuals, although it could alter demand from banks or insurance companies.

The new administration has stated that tax reform remains a major policy goal. However, we have not seen major tax reform in over 30 years, and we believe it will continue to be difficult to achieve any such reform today given the competing demands on the current administration. As such, we believe it is too early to boldly position the fund. That said, we continue to closely monitor tax policy developments in Washington to see what form the final tax plan may take, as well as other policies that could influence the outlook for the municipal bond market.

What is your outlook for the balance of 2017?

The global growth environment continues to be positive, in our view. We anticipate a continuation of slow, steady improvement in U.S. and global economic growth for the balance of 2017. Putnam’s economists continue to believe that U.S. inflation is unlikely to accelerate much from its current path.

In our view, from a fiscal policy perspective, the market appears to be focused on how much stimulus might come from the new administration, and how those initiatives may affect the pulse of the U.S. economy. Should additional stimulus augment U.S. growth, we believe the Fed might be inclined to tighten a little faster, or, conversely, tighten more slowly if fiscal policy proves less stimulative.

Thank you, Paul, for your time and insights today.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Tax-Free High Yield Fund

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Tax-Free High Yield Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2017, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year

Class A (9/20/93)
Before sales charge	6.07%	58.43%	4.71%	22.54%	4.15%	15.54%	4.93%	0.15%

After sales charge	5.93	52.09	4.28	17.64	3.30	10.92	3.51	–3.86

Class B (9/9/85)
Before CDSC	6.07	50.81	4.19	18.86	3.52	13.47	4.30	–0.47

After CDSC	6.07	50.81	4.19	16.88	3.17	10.47	3.38	–5.28

Class C (2/1/99)
Before CDSC	5.23	46.93	3.92	17.87	3.34	12.96	4.15	–0.62

After CDSC	5.23	46.93	3.92	17.87	3.34	12.96	4.15	–1.58

Class M (12/29/94)
Before sales charge	5.82	54.21	4.43	20.91	3.87	14.61	4.65	–0.12

After sales charge	5.71	49.20	4.08	16.98	3.19	10.89	3.51	–3.37

Class Y (1/2/08)
Net asset value	5.87	62.04	4.95	23.98	4.39	16.38	5.18	0.38

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class A, C, M, and Y shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and, for class C shares, the higher operating expenses for such shares.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10 Tax-Free High Yield Fund

Comparative index returns For periods ended 7/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year

Bloomberg Barclays
Municipal Bond Index	6.56%	56.82%	4.60%	16.50%	3.10%	11.04%	3.55%	0.26%

Lipper High Yield Municipal
Debt Funds category	6.20	46.12	3.83	23.34	4.27	15.74	4.98	0.23
average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/17, there were 159, 140, 112, 80, and 4 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $15,081 and $14,693, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $14,920. A $10,000 investment in the fund’s class Y shares would have been valued at $16,204.

Tax-Free High Yield Fund 11

Fund price and distribution information For the 12-month period ended 7/31/17

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	12		12	12	12		12

Income[1]	$0.505838		$0.428360	$0.409661	$0.472299		$0.534771

Capital gains[2]	—		—	—	—		—

Total	$0.505838		$0.428360	$0.409661	$0.472299		$0.534771

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

7/31/16	$13.01	$13.55	$13.04	$13.04	$13.01	$13.45	$13.06

7/31/17	12.51	13.03	12.54	12.54	12.51	12.93	12.56

	Before	After	Net	Net	Before	After	Net
Current rate	sales	sales	asset	asset	sales	sales	asset
(end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate[3]	3.66%	3.51%	3.03%	2.88%	3.39%	3.28%	3.87%

Taxable equivalent[4]	6.47	6.20	5.35	5.09	5.99	5.80	6.84

Current 30-day
SEC yield[5]	N/A	2.68	2.18	2.03	N/A	2.44	3.02

Taxable equivalent[4]	N/A	4.73	3.85	3.59	N/A	4.31	5.34

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 43.40% federal tax rate for 2017. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 Tax-Free High Yield Fund

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year

Class A (9/20/93)
Before sales charge	6.06%	57.98%	4.68%	24.11%	4.41%	15.15%	4.81%	–0.47%

After sales charge	5.93	51.66	4.25	19.14	3.57	10.54	3.40	–4.45

Class B (9/9/85)
Before CDSC	6.06	50.26	4.16	20.37	3.78	13.09	4.19	–1.01

After CDSC	6.06	50.26	4.16	18.37	3.43	10.09	3.26	–5.80

Class C (2/1/99)
Before CDSC	5.23	46.40	3.89	19.47	3.62	12.49	4.00	–1.24

After CDSC	5.23	46.40	3.89	19.47	3.62	12.49	4.00	–2.19

Class M (12/29/94)
Before sales charge	5.82	53.77	4.40	22.46	4.13	14.23	4.53	–0.74

After sales charge	5.71	48.77	4.05	18.48	3.45	10.51	3.39	–3.97

Class Y (1/2/08)
Net asset value	5.86	61.47	4.91	25.67	4.68	15.99	5.07	–0.24

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses for the fiscal
year ended 7/31/16*	0.83%	1.45%	1.60%	1.10%	0.60%

Annualized expense ratio for the six-month
period ended 7/31/17†	0.84%	1.46%	1.61%	1.11%	0.61%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Tax-Free High Yield Fund 13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 2/1/17 to 7/31/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$4.26	$7.39	$8.14	$5.62	$3.09

Ending value (after expenses)	$1,044.30	$1,041.80	$1,040.20	$1,042.90	$1,045.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 7/31/17, use the following calculation method. To find the value of your investment on 2/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$4.21	$7.30	$8.05	$5.56	$3.06

Ending value (after expenses)	$1,020.63	$1,017.55	$1,016.81	$1,019.29	$1,021.77

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Tax-Free High Yield Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofAML”), used with permission. BofAML permits use of the BofAML indices and related data on an “as is” basis, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofAML indices or any data

Tax-Free High Yield Fund 15

included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2017, Putnam employees had approximately $501,000,000 and the Trustees had approximately $88,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Tax-Free High Yield Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Tax-Free High Yield Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2017, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2017, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2017 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2017. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at

18 Tax-Free High Yield Fund

the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2016. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2016. Putnam Management has agreed to maintain the 32 basis points expense limitation (25 basis points effective September 1, 2016) until at least August 31, 2018 and to maintain the 20 basis points expense limitation until at least November 30, 2018. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2016. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2016 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For

Tax-Free High Yield Fund 19

each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans, charities, college endowments, foundations, sub-advised third-party mutual funds, state, local and non-U.S. government entities, and corporations. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam Funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. In addition, in response to a request from the Independent Trustees, Putnam Management provided the Trustees with in-depth presentations regarding each of the equity and fixed income investment teams, including the operation of the teams and their investment approaches. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2016 was a challenging year for the performance of the Putnam funds, with generally disappointing results for the international and global equity funds and taxable fixed income funds, mixed results for small-cap equity, Spectrum, global asset allocation, equity research and tax exempt fixed income funds, but generally strong results for U.S. equity funds. The Trustees noted, however, that they were encouraged by the positive performance trend since mid-year 2016 across most Putnam Funds. In particular, from May 1, 2016 through April 30, 2017, 51% of Putnam Fund assets were in the top quartile and 87% were above the median of the Putnam Funds’ competitive industry rankings. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 5th-best performing mutual fund complex out of 54 complexes for the five-year period ended December 31, 2016. In addition, while the survey ranked the Putnam Funds 52nd out of 61 mutual fund complexes for the one-year period ended 2016, the Putnam Funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2016 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the

20 Tax-Free High Yield Fund

effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper High Yield Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2016 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	3rd

Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2016, there were 160, 134 and 111 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee, including any developments with respect to the European Union’s updated Markets in Financial Instruments Directive and its potential impact on PIL’s use of client commissions to obtain investment research. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees believed that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Tax-Free High Yield Fund 21

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22 Tax-Free High Yield Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Tax-Free Income Trust and Shareholders of
Putnam Tax-Free High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Tax-Free High Yield Fund (the “Fund”) as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 5, 2017

Tax-Free High Yield Fund 23

The fund’s portfolio 7/31/17

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	NATL National Public Finance Guarantee Corp.
AGC Assured Guaranty Corp.	PSFG Permanent School Fund Guaranteed
AGM Assured Guaranty Municipal Corporation	U.S. Govt. Coll. U.S. Government Collateralized
AMBAC AMBAC Indemnity Corporation	VRDN Variable Rate Demand Notes, which are floating-
Cmnwlth. of PR Gtd. Commonwealth of Puerto	rate securities with long-term maturities that carry
Rico Guaranteed	coupons that reset and are payable upon demand
COP Certificates of Participation	either daily, weekly or monthly. The rate shown is the
G.O. Bonds General Obligation Bonds	current interest rate at the close of the reporting period.

MUNICIPAL BONDS AND NOTES (97.1%)*	Rating**	Principal amount	Value

Alabama (2.7%)

Cullman Cnty., Hlth. Care Auth. Rev. Bonds
(Cullman Regl. Med. Ctr.), Ser. A, 7.00%, 2/1/36	Ba1	$2,300,000	$2,410,722

Jefferson Cnty., Swr. Rev. Bonds

Ser. D, 6.50%, 10/1/53	BBB–	3,000,000	3,608,340

zero %, 10/1/46	BBB–	8,800,000	7,235,008

Jefferson, Cnty. Rev. Bonds (Warrents)

5.00%, 9/15/34	AA	3,700,000	4,307,355

5.00%, 9/15/33	AA	475,000	555,133

Lower AL Gas Dist. Rev. Bonds (Gas Project), Ser. A,
5.00%, 9/1/46	A3	3,650,000	4,589,328

Selma, Indl. Dev. Board Rev. Bonds
(Gulf Opportunity Zone Intl. Paper Co.), Ser. A,
6.25%, 11/1/33	BBB	3,000,000	3,297,840

			26,003,726

Arizona (2.7%)

Casa Grande, Indl. Dev. Auth. Rev. Bonds
(Casa Grande Regl. Med. Ctr.)

Ser. A, 7.625%, 12/1/29 (escrow) F	D/P	5,575,000	16,664

7.25%, 12/1/19 (escrow) F	D/P	500,000	1,495

Maricopa Cnty., Poll. Control Rev. Bonds
(El Paso Elec. Co.), Ser. A, 7.25%, 2/1/40	Baa1	4,800,000	5,176,608

Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds

(Great Hearts Academies Project), 6.30%, 7/1/42
(Prerefunded 7/1/21)	BB+/F	430,000	512,994

(Great Hearts Academies), 6.00%, 7/1/32
(Prerefunded 7/1/21)	BB+/F	300,000	354,477

(Choice Academies, Inc.), 5.375%, 9/1/32	BB+	2,000,000	2,083,180

(Great Hearts Academies), 5.00%, 7/1/44	BBB–	3,800,000	4,034,422

Phoenix, Indl. Dev. Auth. Ed. 144A Rev. Bonds
(BASIS Schools, Inc.)

Ser. A, 5.00%, 7/1/46	BB	750,000	770,175

5.00%, 7/1/35	BB	1,500,000	1,565,640

Ser. A, 5.00%, 7/1/35	BB	1,750,000	1,823,010

Salt Verde, Fin. Corp. Gas Rev. Bonds

5.50%, 12/1/29	Baa1	1,525,000	1,878,160

5.00%, 12/1/37	Baa1	1,430,000	1,716,787

5.00%, 12/1/32	Baa1	1,500,000	1,776,870

24 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (97.1%)* cont.	Rating**	Principal amount	Value

Arizona cont.

Tempe, Indl. Dev. Auth. Rev. Bonds
(Friendship Village), Ser. A, 6.00%, 12/1/32	BB–/P	$1,350,000	$1,417,905

Yavapai Cnty., Indl. Dev. Auth. Hosp. Fac. Rev. Bonds
(Yavapai Regl. Med.), 5.00%, 8/1/36	Baa1	800,000	886,056

Yavapai Cnty., Indl. Dev. Ed. Auth. Rev. Bonds
(Agribusiness & Equine Ctr.), 5.00%, 3/1/32	BB+	1,600,000	1,635,904

Yavapai Cnty., Indl. Dev. Ed. Auth. 144A Rev. Bonds,
Ser. A, 5.00%, 9/1/34	BB+	500,000	510,730

			26,161,077

California (11.6%)

ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(Episcopal Sr. Cmntys.), 6.00%, 7/1/31	BBB+/F	1,295,000	1,447,473

CA Muni. Fin. Auth. Rev. Bonds

(Emerson College), 6.00%, 1/1/42	BBB+	3,330,000	3,775,121

(Cmnty. Med. Ctrs.), Ser. A, 5.00%, 2/1/46	A–	2,500,000	2,766,150

(Eisenhower Med. Ctr.), Ser. A, 5.00%, 7/1/42	Baa2	300,000	336,603

CA Pub. Fin. Auth. Rev. Bonds (Henry Mayo Newhall
Memorial Hosp.), 5.00%, 10/15/47	BBB–	2,000,000	2,170,200

CA School Fin. Auth. Rev. Bonds

(2023 Union, LLC), Ser. A, 6.00%, 7/1/33	BBB	1,000,000	1,118,260

(Klare Holdings), Ser. A, 5.00%, 7/1/34	BBB	2,075,000	2,247,121

CA State Muni. Fin. Auth Mobile Home Park Rev.
Bonds (Caritas Affordable Hsg., Inc.), 5.25%, 8/15/39	BBB	800,000	890,824

CA State Muni. Fin. Auth. Charter School Rev. Bonds
(Partnerships Uplift Cmnty.), Ser. A

5.25%, 8/1/42	BB	850,000	873,639

5.00%, 8/1/32	BB	665,000	681,818

CA State Poll. Control Fin. Auth. Rev. Bonds

(Wtr. Furnishing), 5.00%, 11/21/45	Baa3	2,500,000	2,670,125

(San Jose Wtr. Co.), 4.75%, 11/1/46	A	1,700,000	1,837,207

CA State Pub. Wks. Board Rev. Bonds

(States Prisons — LA), Ser. C, 5.75%, 10/1/31	A1	1,000,000	1,162,450

(Capital Projects), Ser. A, 5.00%, 4/1/30	A1	5,000,000	5,716,950

CA State U. Rev. Bonds (Systemwide), Ser. A,
5.00%, 11/1/41	Aa2	5,810,000	6,799,966

CA Statewide Cmnty. Dev. Auth. Rev. Bonds

(Terraces at San Joaquin Gardens), Ser. A,
6.00%, 10/1/47	BB/P	500,000	542,785

(Terraces at San Joaquin Gardens), Ser. A,
6.00%, 10/1/42	BB/P	1,750,000	1,904,840

(Terraces at San Joaquin Gardens), Ser. A,
5.625%, 10/1/32	BB/P	1,105,000	1,196,494

(U. CA Irvine E. Campus Apts. Phase 1),
5.375%, 5/15/38	Baa1	1,500,000	1,643,895

(899 Charleston, LLC), Ser. A, 5.25%, 11/1/44	BB/P	850,000	881,527

(American Baptist Homes of the West),
5.00%, 10/1/43	BBB+/F	1,000,000	1,066,330

CA Statewide Cmnty. Dev. Auth. 144A Rev. Bonds

(American Baptist Homes West), 6.25%, 10/1/39	BBB+/F	2,500,000	2,702,525

(Front Porch Cmntys. & Svcs.), Ser. A,
5.125%, 4/1/37	A–	3,300,000	3,303,432

Tax-Free High Yield Fund 25

MUNICIPAL BONDS AND NOTES (97.1%)* cont.	Rating**	Principal amount	Value

California cont.

Foothill/Eastern Corridor Agcy. Rev. Bonds, Ser. A,
6.00%, 1/15/53	Baa3	$5,145,000	$5,955,749

Golden State Tobacco Securitization
Corp. Rev. Bonds

Ser. A-1, 5.75%, 6/1/47	B3	3,860,000	3,860,000

Ser. A-2, 5.30%, 6/1/37	B	8,000,000	8,128,640

Ser. A-1, 5.125%, 6/1/47	B3	7,390,000	7,390,148

Ser. A-1, 5.00%, 6/1/26	BBB+	1,400,000	1,665,902

La Verne, COP (Brethren Hillcrest Homes),
5.00%, 5/15/36	BBB–/F	775,000	811,007

Long Beach, Bond Fin. Auth. Rev. Bonds
(Natural Gas Purchase), Ser. A, 5.50%, 11/15/37	Baa1	2,000,000	2,550,260

Los Angeles, Dept. of Arpt Rev. Bonds
(Los Angeles Intl. Arpt.), Ser. B, 5.00%, 5/15/41	AA–	1,000,000	1,150,050

M-S-R Energy Auth. Rev. Bonds

Ser. A, 6.50%, 11/1/39	BBB+	3,250,000	4,665,018

Ser. B, 6.50%, 11/1/39	BBB+	2,000,000	2,870,780

Oakland, Alameda Cnty. Unified School Dist. G.O.
Bonds (Election of 2006), Ser. A, 5.50%, 8/1/32
(Prerefunded 8/1/22)	Aa3	1,500,000	1,809,345

Oakley, Pub. Fin. Auth. Special Assmt. Bonds,
5.00%, 9/2/31	BBB	1,645,000	1,783,591

Rancho Cordova, Cmnty. Fac. Dist. Special Tax
Bonds (Sunridge Anatolia), Ser. 03-1, 5.00%, 9/1/37	BBB–/P	1,000,000	1,055,240

Riverside Cnty., Trans. Comm. Toll Rev. Bonds,
Ser. A, 5.75%, 6/1/44	BBB–	750,000	841,590

San Bernardino, Cmnty. College Dist. G.O. Bonds
(Election of 2008), Ser. B, zero %, 8/1/44	Aa2	15,000,000	5,008,200

San Diego, Unified School Dist. G.O. Bonds
(Election of 2008), Ser. C, zero %, 7/1/40	Aa2	5,000,000	2,082,350

San Francisco City & Cnty. Redev. Agcy. Cmnty. Fac.
Dist. Special Tax Bonds (No. 6 Mission Bay South),
Ser. A, 5.15%, 8/1/35	BBB/P	1,000,000	1,002,190

San Francisco City & Cnty., Redev. Agcy. Cmnty.
Successor Special Tax Bonds (No. 6 Mission Bay
Pub. Impts.), Ser. C, zero %, 8/1/43	BBB/P	8,000,000	1,961,200

Santaluz, Cmnty. Fac. Dist. No. 2 Special Tax Bonds
(Impt. Area No. 1), Ser. A

5.00%, 9/1/29 (Prerefunded 9/1/21)	BBB+	980,000	1,066,064

5.00%, 9/1/28 (Prerefunded 9/1/21)	BBB+	985,000	1,073,886

Selma, Unified School Dist. G.O. Bonds
(Election of 2006), Ser. C, AGC, zero %, 8/1/37	AA	2,400,000	1,141,824

Southern CA Pub. Pwr. Auth. Rev. Bonds
(Natural Gas), Ser. A, 5.25%, 11/1/21	A3	1,500,000	1,703,940

Sunnyvale, Special Tax Bonds
(Cmnty. Fac. Dist. No. 1), 7.75%, 8/1/32	B+/P	3,780,000	3,790,811

			111,103,520

Colorado (3.9%)

Central Platte Valley, Metro. Dist. G.O. Bonds,
5.00%, 12/1/43	BB+	850,000	902,921

CO Pub. Hwy. Auth. Rev. Bonds

(E-470), zero %, 9/1/41	A3	1,000,000	366,720

Ser. A, NATL, zero %, 9/1/28	A	5,000,000	3,529,050

26 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (97.1%)* cont.	Rating**	Principal amount	Value

Colorado cont.

CO State Hlth. Fac. Auth. Rev. Bonds

(Christian Living Cmnty.), 6.375%, 1/1/41	BB/P	$810,000	$881,248

(Total Longterm Care National), Ser. A, 6.25%,
11/15/40 (Prerefunded 11/15/20)	AAA/P	800,000	929,384

(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), 5.625%, 6/1/43	BBB+	650,000	711,100

(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), 5.50%, 6/1/33	BBB+	200,000	221,024

(Christian Living Cmntys.), 5.25%, 1/1/37	BB/P	750,000	772,853

(Christian Living Cmntys.), 5.125%, 1/1/30	BB/P	1,415,000	1,464,270

(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), Ser. A, 5.00%, 6/1/40	Baa1	1,250,000	1,354,200

(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), 5.00%, 12/1/33	BBB+	5,250,000	5,599,178

CO State Hlth. Fac. Auth. Hosp. Rev. Bonds

(Frasier Meadows Retirement Cmnty.), Ser. A,
5.25%, 5/15/47	BB+/F	250,000	263,070

(Frasier Meadows Retirement Cmnty.), Ser. A,
5.25%, 5/15/37	BB+/F	1,500,000	1,607,775

(Christian Living Neighborhood), 5.00%, 1/1/31	BB/P	2,000,000	2,094,980

E-470 CO Pub. Hwy. Auth. Rev. Bonds, Ser. A, NATL,
zero %, 9/1/34	A	12,000,000	6,459,240

Eaton, Area Park & Recreation Dist. G.O. Bonds,
5.25%, 12/1/34	BB/P	330,000	351,064

High Performance Trans. Enterprise Rev. Bonds
(C-470 Express Lanes), 5.00%, 12/31/47	BBB/F	500,000	552,695

High Plains Co. Metro. Dist. G.O. Bonds, NATL,
4.00%, 12/1/47	A	2,500,000	2,598,650

Park Creek, Metro. Dist. Tax Allocation Bonds
(Sr. Ltd. Property Tax Supported), Ser. A,
5.00%, 12/1/45	BBB/F	350,000	374,563

Plaza, Tax Alloc. Bonds (Metro. Dist. No. 1),
5.00%, 12/1/40	BB–/P	3,000,000	3,117,690

Pub. Auth. for CO Energy Rev. Bonds
(Natural Gas Purchase), 6.50%, 11/15/38	Baa1	2,000,000	2,845,800

			36,997,475

Connecticut (0.3%)

CT State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Masonicare Issue), Ser. F, 5.00%, 7/1/33	BBB+/F	1,500,000	1,626,675

CT State Hlth. & Edl. Fac. Auth. 144A Rev.
Bonds (Church Home of Hartford, Inc.), Ser. A,
5.00%, 9/1/46	BB/F	1,000,000	1,011,600

			2,638,275

Delaware (1.1%)

DE State Econ. Dev. Auth. Rev. Bonds

(Indian River Pwr.), 5.375%, 10/1/45	Baa3	3,000,000	3,119,370

(ASPIRA Charter School), Ser. A, 5.00%, 6/1/46	BB+	1,000,000	1,007,740

DE State Hlth. Fac. Auth. VRDN (Christiana Care),
Ser. A, 0.75%, 10/1/38	VMIG1	6,750,000	6,750,000

			10,877,110

Tax-Free High Yield Fund 27

MUNICIPAL BONDS AND NOTES (97.1%)* cont.	Rating**	Principal amount	Value

District of Columbia (1.2%)

DC Rev. Bonds

(Howard U.), Ser. A, 6.50%, 10/1/41	BBB	$3,945,000	$4,195,981

(Howard U.), Ser. A, U.S. Govt. Coll., 6.50%, 10/1/41
(Prerefunded 4/1/21)	AAA/P	55,000	65,519

(Kipp Charter School), 6.00%, 7/1/33	BBB+	1,000,000	1,158,430

(Ingleside at Rock Creek), Ser. A, 5.00%, 7/1/52	BB–/P	1,000,000	985,330

DC, Rev. Bonds (Methodist Home of The DC (The)),
Ser. A, 5.25%, 1/1/39	BB–/P	765,000	747,657

Metro. Washington, Arpt. Auth. Dulles Toll Rd. Rev.
Bonds, Ser. B

zero %, 10/1/40	Baa1	995,000	364,757

zero %, 10/1/38	Baa1	10,000,000	4,031,000

			11,548,674

Florida (6.0%)

Celebration Pointe Cmnty. Dev. Dist. No. 1 144A
Special Assessment Bonds (Alachua Cnty.),
5.00%, 5/1/48	B/P	500,000	501,110

Fishhawk, CCD IV Special Assmt. Bonds,
7.25%, 5/1/43	B/P	600,000	636,582

Greater Orlando Aviation Auth. Rev. Bonds

(Arpt. Fac.), Ser. A, 5.00%, 10/1/46	Aa3	3,500,000	3,981,775

(JetBlue Airways Corp.), 5.00%, 11/15/36	B/P	1,000,000	1,034,920

Halifax Hosp. Med. Ctr. Rev. Bonds, 5.00%, 6/1/36	A–	3,850,000	4,263,567

Jacksonville, Econ. Dev. Comm. Hlth. Care Fac.
Rev. Bonds (FL Proton Therapy Inst.), Ser. A,
6.00%, 9/1/17	BB–/P	250,000	250,673

Jacksonville, Econ. Dev. Comm. Indl. Dev. Rev.
Bonds (Gerdau Ameristeel US, Inc.), 5.30%, 5/1/37	BBB–	2,350,000	2,349,812

Lakeland, Hosp. Syst. Rev. Bonds
(Lakeland Regl. Hlth.)

5.00%, 11/15/45	A2	4,500,000	5,000,715

5.00%, 11/15/40	A2	1,075,000	1,200,517

Lakeland, Retirement Cmnty. 144A Rev. Bonds
(1st Mtge. — Carpenters), 6.375%, 1/1/43	BBB–/F	1,820,000	1,883,973

Lakewood Ranch, Stewardship Dist. Special
Assessment Bonds (Village of Lakewood Ranch
South), 5.00%, 5/1/36	B+/P	960,000	979,469

Lakewood Ranch, Stewardship Dist. Special Assmt.
Bonds, 4.875%, 5/1/35	BB–/P	1,000,000	1,012,480

Martin Cnty., Rev. Bonds (Indiantown
Cogeneration), 4.20%, 12/15/25	Baa2	3,000,000	3,080,640

Miami-Dade Cnty., Aviation Rev. Bonds, Ser. B,
5.00%, 10/1/41	A2	4,500,000	4,962,375

Miami-Dade Cnty., Indl. Dev. Auth. Rev. Bonds
(Pinecrest Academy, Inc.), 5.00%, 9/15/34	BBB–	1,845,000	1,961,512

Miami-Dade Cnty., Transit Syst. Rev. Bonds,
4.00%, 7/1/36	AA	5,000,000	5,295,950

Middle Village Cmnty. Dev. Dist. Special Assmt.
Bonds, Ser. A, 6.00%, 5/1/35	CCC/P	1,795,000	1,561,219

Midtown Miami Cmnty. Dev. Dist. Special Assmt.
Bonds (Garage), Ser. A, 5.00%, 5/1/29	BB–/P	750,000	797,603

28 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (97.1%)* cont.	Rating**	Principal amount	Value

Florida cont.

Orlando Cmnty. Redev. Agcy. Tax Alloc. Bonds
(Republic Drive/Universal), 5.00%, 4/1/24	A–/F	$2,000,000	$2,205,660

Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds
(Acts Retirement-Life Cmnty., Inc.), 5.00%, 11/15/32	A–/F	4,000,000	4,481,960

Sarasota Cnty., Hlth. Fac. Auth. Retirement Fac. Rev.
Bonds (Village of Isle)

5.00%, 1/1/31	BBB+/F	935,000	1,037,046

5.00%, 1/1/30	BBB+/F	750,000	836,550

Southeast Overtown Park West Cmnty. Redev. Agcy.
144A Tax Alloc. Bonds, Ser. A-1, 5.00%, 3/1/30	BBB+	1,440,000	1,604,002

Town Ctr. at Palm Coast, Cmnty. Dev. Dist. Special
Assmt. Bonds, 6.00%, 5/1/36	B–/P	1,570,000	1,572,072

Verandah, West Cmnty. Dev. Dist. Special Assmt.
Bonds (Cap. Impt.), 5.00%, 5/1/33	B+/P	945,000	959,062

Village Cmnty. Dev. Dist. No. 10 Special Assmt.
Bonds, 5.75%, 5/1/31	BB/P	1,145,000	1,286,808

Village Cmnty. Dev. Dist. No. 11 Special Assmt.
Bonds, 4.50%, 5/1/45	BB–/P	1,470,000	1,498,224

Village Cmnty. Dev. Dist. No. 8 Special Assmt. Bonds
(Phase II), 6.125%, 5/1/39	BBB–/P	775,000	852,500

Village Cmnty. Dev. Dist. No. 9 Special Assmt. Bonds,
5.00%, 5/1/22	BBB–/P	410,000	428,852

			57,517,628

Georgia (2.7%)

Clayton Cnty., Dev. Auth. Special Fac. Rev. Bonds
(Delta Airlines), Ser. A, 8.75%, 6/1/29	Baa3	2,000,000	2,330,140

Cobb Cnty., Dev. Auth. Student Hsg. Rev. Bonds
(Kennesaw State U. Real Estate Oblig. Group), Ser. C,
5.00%, 7/15/38	Baa2	1,250,000	1,345,850

GA State Private College & U. Auth. Rev. Bonds
(Mercer U.), Ser. A, 5.00%, 10/1/32	Baa2	1,100,000	1,186,757

Gainesville & Hall Cnty., Dev. Auth. Edl. Fac. Rev.
Bonds (Riverside Military Academy)

5.00%, 3/1/47	BBB–/F	1,365,000	1,429,442

5.00%, 3/1/37	BBB–/F	2,385,000	2,548,110

Gainesville & Hall Cnty., Hosp. Auth. Rev.
Bonds (Northeast GA Hlth. Syst., Inc.), Ser. A,
5.00%, 2/15/42	A	2,000,000	2,253,480

Main St. Natural Gas, Inc. Rev. Bonds (GA Gas), Ser. A,
5.50%, 9/15/21	BBB+	1,255,000	1,427,726

Marietta, Dev. Auth. Rev. Bonds (Fac. of Life U., Inc.),
7.00%, 6/15/39 (Prerefunded 6/15/18)	Ba3	3,150,000	3,314,052

Marietta, Dev. Auth. 144A Rev. Bonds (Life U. Fac.),
Ser. A, 5.00%, 11/1/37	Ba3	2,000,000	2,108,100

Med. Ctr. Hosp. Auth. Rev. Bonds (Spring Harbor
Green Island), 5.25%, 7/1/27	BB+/P	2,375,000	2,378,919

Muni. Election Auth. of GA Rev. Bonds (Plant Voltage
Units 3 & 4), Ser. A, 5.50%, 7/1/60	A+	3,500,000	3,946,460

Rockdale Cnty., Dev. Auth. Rev. Bonds (Visy Paper),
Ser. A, 6.125%, 1/1/34	BB/P	1,400,000	1,402,618

			25,671,654

Tax-Free High Yield Fund 29

MUNICIPAL BONDS AND NOTES (97.1%)* cont.	Rating**	Principal amount	Value

Guam (0.1%)

Territory of GU, Dept. of Ed. COP (John F. Kennedy
High School), Ser. A, 6.875%, 12/1/40	B+	$500,000	$529,735

			529,735

Hawaii (1.1%)

HI State Dept. Budget & Fin. Rev. Bonds

(Craigside), Ser. A, 9.00%, 11/15/44
(Prerefunded 11/15/19)	B/P	1,350,000	1,587,776

(Hawaiian Elec. Co. — Subsidiary), 6.50%, 7/1/39	Baa2	7,000,000	7,545,790

(Kahala Nui), 5.125%, 11/15/32	A–/F	1,050,000	1,135,281

			10,268,847

Illinois (9.5%)

Chicago, G.O. Bonds

Ser. A, 6.00%, 1/1/38	BBB+	7,040,000	7,568,493

Ser. D-05, 5.50%, 1/1/37	BBB+	3,250,000	3,327,220

Ser. G-07, 5.50%, 1/1/35	BBB+	1,200,000	1,229,256

Ser. A, 5.25%, 1/1/33	BBB+	3,100,000	3,131,775

Ser. C, 5.00%, 1/1/38	BBB+	3,000,000	2,999,760

Chicago, Special Assmt. Bonds (Lake Shore East),
6.75%, 12/1/32	BB/P	4,959,000	4,985,679

Chicago, Board of Ed. G.O. Bonds, Ser. C,
5.25%, 12/1/39	B	4,000,000	3,491,200

Chicago, Board of Ed. 144A G.O. Bonds, Ser. A,
7.00%, 12/1/46	B/P	2,500,000	2,566,175

Chicago, Motor Fuel Tax Rev. Bonds

AGM, 5.00%, 1/1/30	AA	200,000	216,730

5.00%, 1/1/28	Ba1	1,000,000	1,029,220

Chicago, O’Hare Intl. Arpt. Rev. Bonds

Ser. A, 5.75%, 1/1/39	A	800,000	903,232

Ser. A, U.S. Govt. Coll., 5.75%, 1/1/39
(Prerefunded 1/1/21)	AAA/P	4,200,000	4,841,340

Ser. C, 5.00%, 1/1/46	A	1,000,000	1,113,710

Ser. D, 5.00%, 1/1/42	A	1,000,000	1,126,200

Ser. G, 5.00%, 1/1/37	A	600,000	679,332

Chicago, Waste Wtr. Transmission Rev. Bonds, Ser. C

5.00%, 1/1/39	A	2,850,000	3,090,084

5.00%, 1/1/34	A	1,950,000	2,130,122

5.00%, 1/1/33	A	1,000,000	1,095,780

Chicago, Wtr. Wks Rev. Bonds

5.00%, 11/1/42	A	650,000	684,210

5.00%, 11/1/39	A	1,075,000	1,168,729

5.00%, 11/1/30	A	1,400,000	1,587,040

Du Page Cnty., Special Svc. Area No. 31 Special Tax
Bonds (Monarch Landing), 5.625%, 3/1/36	B/P	860,000	860,292

IL Fin. Auth. Rev. Bonds

(Silver Cross Hosp. & Med. Ctr.), 7.00%, 8/15/44
(Prerefunded 8/15/19)	AAA/P	5,250,000	5,871,128

(Navistar Intl. Recvy. Zone), 6.50%, 10/15/40	Caa1	1,155,000	1,199,375

(Roosevelt U.), 6.50%, 4/1/39	Ba1	2,000,000	2,119,840

30 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (97.1%)* cont.	Rating**	Principal amount	Value

Illinois cont.

IL State G.O. Bonds

5.00%, 11/1/41	Baa3	$1,900,000	$1,976,912

5.00%, 1/1/41	Baa3	1,000,000	1,037,490

5.00%, 2/1/39	Baa3	500,000	516,215

5.00%, 11/1/36	Baa3	7,500,000	7,861,500

5.00%, 11/1/34	Baa3	2,250,000	2,368,958

5.00%, 2/1/29	Baa3	4,750,000	5,157,360

5.00%, 2/1/28	Baa3	500,000	547,030

IL State Fin. Auth. Rev. Bonds

(Provena Hlth.), Ser. A, 7.75%, 8/15/34
(Prerefunded 8/15/19)	AAA/P	35,000	39,705

(Provena Hlth.), Ser. A, U.S. Govt. Coll., 7.75%,
8/15/34 (Prerefunded 8/15/19)	BBB–	3,465,000	3,930,800

(Three Crowns Park), 5.25%, 2/15/47	BB–/P	1,000,000	1,041,070

(Plymouth Place), 5.25%, 5/15/45	BB+/F	850,000	888,573

(Three Crowns Park), 5.25%, 2/15/37	BB–/P	500,000	526,030

(Presence Hlth. Network), Ser. C, 5.00%, 2/15/36	Baa3	925,000	996,947

(Riverside Hlth. Syst.), 4.00%, 11/15/32	A+	600,000	616,386

Metro. Wtr. Reclamation Dist. of Greater Chicago
G.O. Bonds, Ser. A, 5.00%, 12/1/31	AA+	2,000,000	2,333,900

Railsplitter, Tobacco Settlement Auth. Rev. Bonds,
6.00%, 6/1/28	A–	2,150,000	2,442,336

			91,297,134

Indiana (0.4%)

IN State Fin. Auth. VRDN, Ser. A-2, 0.77%, 2/1/37	VMIG1	2,110,000	2,110,000

Valparaiso, Exempt Facs. Rev. Bonds
(Pratt Paper, LLC), 6.75%, 1/1/34	B+/P	1,875,000	2,205,675

			4,315,675

Iowa (1.4%)

IA State Fin. Auth. Midwestern Disaster Rev. Bonds
(IA Fertilizer Co., LLC)

5.50%, 12/1/22	B	1,500,000	1,534,785

5.25%, 12/1/25	B	2,250,000	2,404,440

Tobacco Settlement Auth. of IA Rev. Bonds, Ser. C,
5.375%, 6/1/38	B+	10,000,000	9,980,600

			13,919,825

Kansas (0.3%)

Lenexa, Hlth. Care Fac. Rev. Bonds

(LakeView Village, Inc.), 7.25%, 5/15/39
(Prerefunded 5/15/19)	BB/P	1,500,000	1,664,700

5.375%, 5/15/27	BB+/F	500,000	500,410

Wichita, Hlth. Care Fac. Rev. Bonds (KS Masonic
Home Oblig. Group), Ser. 2-A, 5.375%, 12/1/46	B/P	500,000	530,255

			2,695,365

Kentucky (1.1%)

KY Econ. Dev. Fin. Auth. Rev. Bonds (Masonic Home
Indpt. Living), 5.00%, 5/15/36	BB/P	2,000,000	2,022,520

KY Pub. Trans. Infrastructure Auth. Rev. Bonds
(1st Tier Downtown Crossing), Ser. A, 6.00%, 7/1/53	Baa3	2,000,000	2,267,120

KY State Econ. Dev. Fin. Auth. Rev. Bonds
(Owensboro Hlth.), Ser. A, 5.25%, 6/1/41	Baa3	375,000	421,189

Tax-Free High Yield Fund 31

MUNICIPAL BONDS AND NOTES (97.1%)* cont.	Rating**	Principal amount	Value

Kentucky cont.

KY State Econ. Dev. Fin. Auth. Hlth. Care Rev. Bonds
(Masonic Homes of KY), 5.375%, 11/15/42	BB–/P	$1,400,000	$1,410,430

Louisville & Jefferson Cnty., Metro. Govt. College
Rev. Bonds (Bellarmine U.), Ser. A, 6.00%, 5/1/38	Baa3	855,000	870,390

Louisville & Jefferson Cnty., Metro. Govt. Hlth. Syst.
Rev. Bonds (Norton Healthcare, Inc.), Ser. A

5.00%, 10/1/32	A–	885,000	1,031,220

5.00%, 10/1/30	A–	1,865,000	2,194,452

			10,217,321

Louisiana (0.3%)

LA State Pub. Fac. Auth. Rev. Bonds
(Ochsner Clinic Foundation), 5.00%, 5/15/47	A3	525,000	580,860

LA State Pub. Fac. Solid Waste Disp. Auth. Rev.
Bonds (LA Pellets, Inc.), Ser. A, 8.375%, 7/1/39	CCC/P	1,000,000	10,000

Pub. Fac. Auth. Dock & Wharf 144A Rev. Bonds
(Impala Warehousing, LLC), 6.50%, 7/1/36	B+/P	1,000,000	1,106,570

St. Tammany, Public Trust Fin. Auth. Rev. Bonds
(Christwood), 5.25%, 11/15/37	BB/P	765,000	780,239

			2,477,669

Maine (0.5%)

ME Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(ME Gen. Med. Ctr.), 7.50%, 7/1/32	Ba2	3,000,000	3,442,020

ME State Fin. Auth. Solid Waste Disp. 144A
Mandatory Put Bonds (8/1/25) (Casella Waste Syst.),
5.125%, 8/1/35	Caa1	1,000,000	999,670

			4,441,690

Maryland (0.8%)

Baltimore Cnty., Rev. Bonds (Oak Crest Village, Inc.),
5.00%, 1/1/37	A/F	1,585,000	1,770,350

Prince Georges Cnty., Rev. Bonds (Collington
Episcopal Life Care Cmnty., Inc.), 5.25%, 4/1/37	BB/P	1,800,000	1,929,510

Westminster, Rev. Bonds

(Lutheran Village at Miller’s Grant, Inc. (The)),
Ser. A, 6.00%, 7/1/34	B–/P	750,000	795,128

(Carroll Lutheran Village, Inc.), 5.125%, 7/1/34	BB/P	3,000,000	3,159,330

			7,654,318

Massachusetts (3.5%)

MA State G.O. Bonds

(Cons. Loan), Ser. A, 5.00%, 4/1/36	Aa1	5,000,000	5,943,950

Ser. E, 4.00%, 4/1/46	Aa1	5,000,000	5,214,400

MA State Dev. Fin. Agcy. Rev. Bonds

(Sabis Intl.), Ser. A, 8.00%, 4/15/39
(Prerefunded 10/15/19)	BBB	2,140,000	2,456,977

(Linden Ponds, Inc. Fac.), Ser. A-1, 6.25%, 11/15/46	B–/P	1,816,363	1,875,849

(Linden Ponds, Inc. Fac.), Ser. A-1, 6.25%, 11/15/31	B–/P	704,147	726,954

(Suffolk U.), Ser. A, 6.25%, 7/1/30	Baa2	505,000	548,516

(Loomis Cmntys.), Ser. A, 6.00%, 1/1/33	BBB–	500,000	559,550

(Milford Regl. Med. Ctr. Oblig. Group), Ser. F,
5.75%, 7/15/43	Baa3	1,000,000	1,113,080

(Suffolk U.), Ser. A, 5.75%, 7/1/39	Baa2	710,000	762,718

(Linden Ponds, Inc.), Ser. A-2, 5.50%, 11/15/46	B–/P	238,451	238,465

32 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (97.1%)* cont.	Rating**	Principal amount	Value

Massachusetts cont.

MA State Dev. Fin. Agcy. Rev. Bonds

(Suffolk U.), 5.125%, 7/1/40	Baa2	$2,000,000	$2,099,960

(Dana-Farber Cancer Inst.), Ser. N, 5.00%, 12/1/46	A1	2,000,000	2,283,060

(Caregroup), Ser. I, 5.00%, 7/1/36	A3	765,000	872,284

(Suffolk U.), 5.00%, 7/1/35	Baa2	125,000	140,343

(Suffolk U.), 5.00%, 7/1/34	Baa2	2,000,000	2,257,200

(Linden Ponds, Inc.), Ser. B, zero %, 11/15/56	B–/P	1,186,016	29,947

MA State Dev. Fin. Agcy. Hlth. Care Fac. 144A Rev.
Bonds (Adventcare), Ser. A, 6.65%, 10/15/28	B/P	2,150,000	2,160,406

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds

(Winchester Hosp.), 5.25%, 7/1/38	A	3,050,000	3,302,784

(Fisher College), Ser. A, 5.125%, 4/1/37	BBB	1,400,000	1,402,996

			33,989,439

Michigan (2.1%)

Flint, Hosp. Bldg. Auth. Rev. Bonds

(Hurley Med. Ctr.), 7.50%, 7/1/39	Ba1	700,000	779,289

Ser. A, 5.25%, 7/1/39	Ba1	500,000	520,045

Great Lakes, Wtr. Auth. Swr. Rev. Bonds (Brazos
Presbyterian Homes, Inc.), Ser. C, 5.00%, 7/1/36	Baa1	1,750,000	1,953,665

MI State Fin. Auth. Rev. Bonds

(Presbyterian Villages of MI), 5.50%, 11/15/45	BB+/F	1,000,000	1,053,590

(Beaumont Hlth. Credit Group), Ser. A,
5.00%, 11/1/44	A1	1,750,000	1,952,423

(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. C, 5.00%, 7/1/35	Baa1	1,000,000	1,090,570

(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. C, 5.00%, 7/1/34	Baa1	4,600,000	5,033,182

(Local Govt. Program Detroit Wtr. & Swr.), Ser. D4,
5.00%, 7/1/34	A3	1,900,000	2,116,733

(Local Govt. Loan Program), Ser. F1,
4.50%, 10/1/29	A	650,000	684,093

MI State Fin. Auth. Ltd. Oblig. Rev. Bonds
(Lawrence Technological U.), 5.00%, 2/1/47	BB+	3,100,000	3,213,770

Star Intl. Academy Rev. Bonds
(Pub. School Academy), 5.00%, 3/1/33	BBB	1,675,000	1,727,444

			20,124,804

Minnesota (0.8%)

Baytown Twp. Lease Rev. Bonds, Ser. A,
4.00%, 8/1/36	BB+	400,000	371,736

Ham Lake, Charter School Lease Rev. Bonds

(DaVinci Academy of Arts & Science), Ser. A,
5.00%, 7/1/47	BB–/P	1,000,000	998,410

(Parnassus Preparatory School), Ser. A,
5.00%, 11/1/36	BB	1,500,000	1,543,530

Inver Grove Heights, Nursing Home Rev. Bonds
(Presbyterian Homes Care), 5.50%, 10/1/41	B/P	1,000,000	1,000,030

Minneapolis & St. Paul, Hsg. & Redev. Auth.
Hlth. Care VRDN (Allina Hlth. Syst.), Ser. B-1,
0.72%, 11/15/35	VMIG1	1,900,000	1,900,000

Tax-Free High Yield Fund 33

MUNICIPAL BONDS AND NOTES (97.1%)* cont.	Rating**	Principal amount	Value

Minnesota cont.

Otsego, Charter School Lease Rev. Bonds
(Kaleidoscope Charter School), Ser. A

5.00%, 9/1/44	BB+	$925,000	$943,186

5.00%, 9/1/34	BB+	300,000	309,363

St. Paul, Hsg. & Redev. Auth. Charter School Lease
Rev. Bonds (Nova Classical Academy), Ser. A,
6.375%, 9/1/31	BBB–	500,000	563,690

			7,629,945

Mississippi (0.1%)

MS State Bus. Fin. Commission Gulf Opportunity
Zone VRDN (Chevron USA, Inc.), Ser. E

0.77%, 12/1/30	VMIG1	950,000	950,000

0.77%, 12/1/30	VMIG1	350,000	350,000

			1,300,000

Missouri (0.3%)

Kirkwood, Indl. Dev. Auth. Retirement Cmnty. Rev.
Bonds (Aberdeen Heights), Ser. A, 5.25%, 5/15/37	BB/F	1,000,000	1,057,950

MO State Hlth. & Edl. Fac. Auth. VRDN (WA U. (The))

Ser. C, 0.72%, 9/1/30	VMIG1	300,000	300,000

Ser. D, 0.72%, 9/1/30	VMIG1	1,900,000	1,900,000

			3,257,950

Nebraska (0.7%)

Central Plains, Energy Rev. Bonds

(NE Gas No. 1), Ser. A, 5.25%, 12/1/18	A3	1,500,000	1,580,775

(NE Gas No. 3), 5.00%, 9/1/32	A3	3,000,000	3,283,530

Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Immanuel Oblig. Group), 5.625%, 1/1/40	AA/F	1,825,000	1,966,054

			6,830,359

Nevada (0.5%)

Clark Cnty., Impt. Dist. No. 159 Special Assessment
Bonds (Summerlin Village 16A), 5.00%, 8/1/35	B+/P	700,000	726,614

Henderson, Local Impt. Dist. Special Assmt. Bonds
(No. T-17), 5.00%, 9/1/25	BBB–/P	720,000	726,559

Las Vegas, Special Assmt. Bonds

5.00%, 6/1/30	B+/P	550,000	572,209

(Dist. No. 607 Local Impt.), 5.00%, 6/1/22	BBB–/P	405,000	439,429

Las Vegas, Impt. Dist. No. 812 Special Assessment
Bonds (Summerlin Village 24), 5.00%, 12/1/35	B/P	750,000	753,503

Las Vegas, Redev. Agcy. Tax Allocation Bonds
(Tax Increment), 5.00%, 6/15/40	BBB+	1,400,000	1,563,366

			4,781,680

New Hampshire (0.6%)

NH State Bus. Fin. Auth. Solid Waste Disp. 144A
Mandatory Put Bonds (10/1/19) (Casella Waste
Syst., Inc.), 4.00%, 4/1/29	Caa1	650,000	645,587

NH State Hlth. & Ed. Fac. Auth. Rev. Bonds

(Kendel at Hanover), 5.00%, 10/1/46	BBB+/F	625,000	669,044

(Elliot Hosp.), 5.00%, 10/1/38	Baa1	500,000	554,600

(Southern NH Med. Ctr.), 5.00%, 10/1/37	A–	2,210,000	2,456,813

34 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (97.1%)* cont.	Rating**	Principal amount	Value

New Hampshire cont.

NH State Hlth. & Ed. Fac. Auth. 144A Rev. Bonds
(Hillside Village), Ser. A

6.25%, 7/1/42	B–/P	$250,000	$252,743

6.125%, 7/1/37	B–/P	1,000,000	1,003,980

			5,582,767

New Jersey (6.4%)

Burlington Cnty., Bridge Comm. Econ. Dev. Rev.
Bonds (The Evergreens), 5.625%, 1/1/38	BB+/P	1,500,000	1,512,810

NJ State Econ. Dev. Auth. Rev. Bonds

(Paterson Charter School Science & Tech.), Ser. A,
6.10%, 7/1/44	BB–	655,000	623,449

(Cranes Mill), Ser. A, 6.00%, 7/1/38	BBB/F	1,750,000	1,780,625

(Paterson Charter School Science & Tech.), Ser. A,
6.00%, 7/1/32	BB–	300,000	295,341

(MSU Student Hsg.), 5.875%, 6/1/42	Baa3	5,110,000	5,470,766

(Continental Airlines, Inc.), 5.50%, 6/1/33	Ba3	2,000,000	2,199,720

(NYNJ Link Borrower, LLC), 5.375%, 1/1/43	BBB–	2,500,000	2,792,875

(Paterson Charter School), Ser. C, 5.30%, 7/1/44	BB–	2,250,000	1,991,768

(Lions Gate), 5.25%, 1/1/44	BB–/P	500,000	515,605

(Continental Airlines, Inc.), 5.25%, 9/15/29	Ba3	4,000,000	4,373,240

Ser. AAA, 5.00%, 6/15/36	Baa1	750,000	778,365

(Biomedical Research), Ser. A, 5.00%, 7/15/29	Baa1	600,000	628,188

Ser. B, 5.00%, 11/1/26	Baa1	6,000,000	6,464,340

NJ State Econ. Dev. Auth. Energy Fac. Rev. Bonds
(UMM Energy Partners, LLC), Ser. A

5.00%, 6/15/37	Baa3	1,000,000	1,041,980

4.75%, 6/15/32	Baa3	170,000	177,108

NJ State Econ. Dev. Auth. Fac. Rev. Bonds
(Continental Airlines, Inc.), 5.625%, 11/15/30	Ba3	1,000,000	1,127,590

NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds

(St. Peter’s U. Hosp.), 6.25%, 7/1/35	Ba1	2,500,000	2,689,500

(St. Joseph’s Healthcare Syst. Oblig. Group),
5.00%, 7/1/41	Baa3	2,500,000	2,713,100

NJ State Trans. Trust Fund Auth. Rev. Bonds

(Trans. Program), Ser. AA, 5.25%, 6/15/32	Baa1	1,000,000	1,052,550

(Federal Hwy. Reimbursement Notes),
5.00%, 6/15/30	A+	3,800,000	4,072,346

(Federal Hwy. Reimbursement Notes),
5.00%, 6/15/28	A+	2,000,000	2,177,560

South Jersey, Port Corp. Rev. Bonds (Marine Term.),
Ser. S-1, 5.00%, 1/1/39	Baa1	1,100,000	1,113,508

Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. 1A

5.00%, 6/1/41	B	8,335,000	7,965,676

4.75%, 6/1/34	BB–	7,700,000	7,372,288

			60,930,298

New Mexico (0.2%)

Farmington, Poll. Control Rev. Bonds
(Public Service Co. of San Juan, NM), Ser. D,
5.90%, 6/1/40	BBB+	2,000,000	2,194,220

			2,194,220

Tax-Free High Yield Fund 35

MUNICIPAL BONDS AND NOTES (97.1%)* cont.	Rating**	Principal amount	Value

New York (4.6%)

Glen Cove, Local Econ. Assistance Corp. Rev. Bonds
(Garvies Point Pub. Impt.), Ser. C, stepped-coupon
zero % (5.625%, 1/1/24) 1/1/55 ††	B/P	$600,000	$454,656

Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds,
Ser. A, 5.00%, 9/1/44	A3	5,000,000	5,705,150

NY City, Indl. Dev. Agcy. Rev. Bonds
(Yankee Stadium — Pilot), AGC, 7.00%, 3/1/49	AA	1,000,000	1,090,370

NY City, Transitional Fin. Auth. Rev. Bonds
(Future Tax), Ser. 99-A, E-1, 5.00%, 2/1/40	AAA	7,500,000	8,799,000

NY Cnty., Tobacco Trust VI Rev. Bonds
(Tobacco Settlement Pass-Through), 5.00%, 6/1/51	BBB	2,500,000	2,588,250

NY State Dorm. Auth. Non-State Supported Debt
Rev. Bonds (Orange Regl. Med. Ctr.), 6.25%, 12/1/37
(Prerefunded 12/1/18)	Baa3	3,000,000	3,210,900

NY State Dorm. Auth. Non-Supported Debt 144A
Rev. Bonds (Orange Regl. Med. Ctr.)

5.00%, 12/1/36	Baa3	1,100,000	1,204,522

5.00%, 12/1/35	Baa3	1,300,000	1,424,865

NY State Env. Fac. Corp. Solid Waste Disp. 144A
Mandatory Put Bonds (12/2/19)
(Casella Waste Syst., Inc.), 3.75%, 12/1/44	Caa1	1,500,000	1,493,745

NY State Liberty Dev. Corp. Rev. Bonds
(7 World Trade Ctr.), Class 3, 5.00%, 3/15/44	A2	1,000,000	1,090,550

NY State Liberty Dev. Corp. 144A Rev. Bonds
(World Trade Ctr.)

Class 2, 5.375%, 11/15/40	BB–/P	1,250,000	1,391,813

Class 1, 5.00%, 11/15/44	BB–/P	4,250,000	4,616,648

NY State Trans. Special Fac. Dev. Corp. Rev. Bonds
(Laguardia Arpt. Term. B Redev. Program), Ser. A

5.25%, 1/1/50	Baa3	1,500,000	1,648,260

5.00%, 7/1/46	Baa3	1,000,000	1,084,320

5.00%, 7/1/41	Baa3	1,000,000	1,090,380

Oneida Cnty., Indl. Dev. Agcy. Rev. Bonds
(St. Elizabeth Med.), Ser. A, 5.875%, 12/1/29	BB–/P	1,500,000	1,504,215

Port Auth. of NY & NJ Special Oblig. Rev. Bonds
(JFK Intl. Air Term.), 6.00%, 12/1/42	Baa1	2,100,000	2,349,270

Westchester Cnty., Indl Dev. Agcy. Civic Fac. Rev.
Bonds (Pace U.), Ser. A, 5.50%, 5/1/42	BBB–	2,750,000	3,049,833

Yonkers, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(St. John’s Riverside Hosp.), Ser. A, 7 1/8s, 7/1/31	BB–	480,000	480,283

			44,277,030

North Carolina (1.5%)

NC Cap. Fin. Agcy. Edl. Fac. Rev. Bonds
(Meredith College), Ser. A

6.00%, 6/1/31	BBB	970,000	997,441

6.00%, 6/1/31 (Prerefunded 6/1/18)	AAA/P	30,000	31,246

NC State Med. Care Comm. Hlth. Fac. Rev. Bonds
(Presbyterian Homes), Ser. C, 5.00%, 10/1/31	A–/F	1,000,000	1,130,270

NC State Med. Care Comm. Retirement
Fac. Rev. Bonds

(Carolina Village), 6.00%, 4/1/38	BB/P	3,500,000	3,541,090

(Salemtowne), 5.25%, 10/1/37	BB/P	3,000,000	3,162,570

36 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (97.1%)* cont.	Rating**	Principal amount	Value

North Carolina cont.

NC State Med. Care Comm. Retirement
Fac. Rev. Bonds

(Aldersgate United Methodist Retirement Cmnty.,
Inc.), Ser. A, 5.00%, 7/1/47	BB/P	$750,000	$792,600

(Aldersgate United Methodist Church),
5.00%, 7/1/45	BB/P	1,500,000	1,572,810

(Southminister, Inc.), 5.00%, 10/1/37	BB/P	1,625,000	1,677,959

(United Church Homes & Svcs. Oblig. Group),
Ser. A, 5.00%, 9/1/37	BB/P	1,000,000	1,037,960

(United Methodist Retirement Homes), Ser. A,
5.00%, 10/1/35	BBB/F	500,000	558,740

			14,502,686

Ohio (4.3%)

American Muni. Pwr., Inc. Rev. Bonds

(Greenup Hydroelectric Pwr. Plant), Ser. A,
5.00%, 2/15/41	A1	2,075,000	2,366,932

(Hydroelectric Pwr. Plant), Ser. A, 5.00%, 2/15/41	A2	2,000,000	2,273,340

(Hydroelectric Pwr. Plant), Ser. A, 5.00%, 2/15/38	A2	3,055,000	3,484,808

Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds

Ser. A-2, 6.50%, 6/1/47	B3	4,000,000	3,947,640

Ser. A-3, 6.25%, 6/1/37	B–	3,300,000	3,262,710

Ser. A-2, 6.00%, 6/1/42	B3	2,500,000	2,376,175

Ser. A-2, 5.875%, 6/1/47	B3	3,250,000	3,069,040

Ser. A-2, 5.875%, 6/1/30	B–	6,055,000	5,708,351

Ser. A-2, 5.75%, 6/1/34	B–	3,925,000	3,656,412

Centerville, Hlth. Care Rev. Bonds
(Graceworks Lutheran Svcs.), 5.25%, 11/1/47	BB+/P	2,000,000	2,116,840

Franklin Cnty., Hlth. Care Fac. Rev. Bonds
(OH Presbyterian Retirement Svcs. (OPRS) Cmntys.
Oblig. Group), Ser. A, 6.00%, 7/1/35	BBB–	3,000,000	3,322,770

Lake Cnty., Hosp. Fac. Rev. Bonds
(Lake Hosp. Syst., Inc.), Ser. C, 6.00%, 8/15/43	A3	250,000	260,673

Lucas Cnty., Hlth. Care Fac. Rev. Bonds
(Lutheran Homes), Ser. A, 7.00%, 11/1/45
(Prerefunded 11/1/20)	BB+/P	500,000	590,070

OH State Hosp. Rev. Bonds (U. Hosp. Hlth. Syst.),
Ser. A, 5.00%, 1/15/41	A2	900,000	1,004,274

Scioto Cnty., Hosp. Rev. Bonds
(Southern OH Med. Ctr.), 5.00%, 2/15/34	A2	800,000	910,816

Southeastern OH Port Auth. Hosp. Fac. Rev. Bonds

5.75%, 12/1/32	BB/F	2,225,000	2,456,044

(Memorial Hlth. Syst. Oblig. Group),
5.50%, 12/1/43	BB/F	235,000	254,700

			41,061,595

Oklahoma (0.7%)

OK Cnty., Fin. Auth. Rev. Bonds (Epworth Village),
Ser. A, 5.00%, 4/1/33	BB–/P	1,070,000	1,063,045

OK State Dev. Fin. Auth. Rev. Bonds
(Provident OK Ed. Resources, Inc.-Cross Village
Student Hsg.), Ser. A, 5.00%, 8/1/47	BBB–	1,000,000	1,079,150

Tax-Free High Yield Fund 37

MUNICIPAL BONDS AND NOTES (97.1%)* cont.	Rating**	Principal amount	Value

Oklahoma cont.

OK State Tpk. Auth. VRDN, Ser. F, 0.72%, 1/1/28	VMIG1	$2,105,000	$2,105,000

Tulsa, Muni. Arpt. Trust Rev. Bonds
(American Airlines, Inc.), Ser. B, 5.50%, 12/1/35	B+/P	2,000,000	2,100,860

			6,348,055

Oregon (0.4%)

Multnomah Cnty., Hosp. Fac. Auth. Rev.
Bonds (Mirabella at South Waterfront), Ser. A,
5.40%, 10/1/44	BB–/P	1,000,000	1,076,050

Warm Springs Reservation, Confederated Tribes
144A Rev. Bonds (Pelton Round Butte Tribal), Ser. B,
6.375%, 11/1/33	A3	1,800,000	1,923,120

Yamhill Cnty., Hosp. Auth. Rev. Bonds
(Friendsview Retirement Cmnty.), Ser. A,
5.00%, 11/15/46	BB/P	750,000	788,618

			3,787,788

Pennsylvania (2.0%)

Allegheny Cnty., Higher Ed. Bldg. Auth. Rev. Bonds

(Robert Morris U.), Ser. A, 5.75%, 10/15/40	Baa3	765,000	828,449

(Chatham U.), Ser. A, 5.00%, 9/1/35	BBB	1,000,000	1,041,310

(Chatham U.), Ser. A, 5.00%, 9/1/30	BBB	1,500,000	1,603,560

Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds
(U.S. Steel Corp.), 5.75%, 8/1/42	B	1,000,000	979,240

Chester Cnty., Indl. Dev. Auth. Rev. Bonds

(Collegium Charter School), Ser. A,
5.125%, 10/15/37	BB+	1,200,000	1,215,012

(Renaissance Academy Charter School),
5.00%, 10/1/34	BBB–	625,000	670,388

East Hempfield Twp., Indl. Dev. Auth. Rev.
Bonds (Millersville U. Student Hsg. & Svcs., Inc.),
5.00%, 7/1/34	Baa3	800,000	853,336

Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Brethren Village), 5.125%, 7/1/37	BB+/F	700,000	752,612

Montgomery Cnty., Higher Ed. & Hlth. Auth. Rev.
Bonds (Arcadia U.), 5.25%, 4/1/30	BBB	1,530,000	1,616,950

Moon, Indl. Dev. Auth. Rev. Bonds (Baptist Homes
Society Oblig. Group), 5.75%, 7/1/35	B+/P	2,000,000	2,095,580

Northeastern PA Hosp. & Ed. Auth. Rev. Bonds
(Wilkes U.), Ser. A, 5.25%, 3/1/42	BBB	1,000,000	1,048,270

PA State Higher Edl. Fac. Auth. Rev. Bonds

(Shippensburg U.), 6.25%, 10/1/43	Baa3	1,000,000	1,094,220

(Indiana U.), Ser. A, 5.00%, 7/1/32	BBB+	500,000	541,770

PA State Tpk. Comm. Rev. Bonds, Ser. B-1,
5.00%, 6/1/42	A3	2,175,000	2,438,458

Philadelphia, Auth. for Indl. Dev. Rev. Bonds
(Master Charter School), 6.00%, 8/1/35
(Prerefunded 8/1/20)	BBB	2,175,000	2,484,633

			19,263,788

38 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (97.1%)* cont.	Rating**	Principal amount	Value

Puerto Rico (0.5%)

Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds
(Govt. Fac.), Ser. P, Cmnwlth. of PR Gtd., 6.75%,
7/1/36 (In default) †	D/P	$2,500,000	$1,334,375

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev.
Bonds, Ser. A

5.375%, 8/1/39 (In default) †	D/P	1,370,000	373,325

NATL, zero %, 8/1/43	A	15,000,000	3,293,550

			5,001,250

Rhode Island (0.3%)

Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. B,
5.00%, 6/1/50	BBB–/P	3,000,000	3,054,240

			3,054,240

South Carolina (1.0%)

SC State Pub. Svc. Auth. Rev. Bonds, Ser. A,
5.50%, 12/1/54	AA–	6,000,000	6,796,860

SC State Pub. Svcs. Auth. Rev. Bonds, Ser. E,
5.25%, 12/1/55	AA–	2,500,000	2,786,800

			9,583,660

South Dakota (0.1%)

SD State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Sanford Oblig Group), 5.00%, 11/1/35	A1	755,000	857,446

			857,446

Texas (10.8%)

Arlington, Higher Ed. Fin. Corp. Rev. Bonds
(Uplift Ed.), Ser. A

5.00%, 12/1/36	BBB–	815,000	895,628

PSFG, 4.00%, 12/1/42	AAA	1,750,000	1,856,575

Austin, Arpt. Syst. Rev. Bonds, Ser. B,
5.00%, 11/15/41	A1	1,895,000	2,144,230

Clifton, Higher Ed. Fin. Corp. Rev. Bonds
(Idea Pub. Schools)

6.00%, 8/15/33	BBB	500,000	582,515

5.00%, 8/15/32	BBB	2,100,000	2,286,648

Ser. B, 5.00%, 8/15/27	BBB	375,000	425,970

Dallas-Fort Worth, Intl. Arpt. Rev. Bonds, Ser. A,
5.00%, 11/1/43	A1	2,000,000	2,184,880

Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp. Rev.
Bonds, Ser. A, 5.25%, 11/1/30	A+	2,000,000	2,334,960

Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(Brazos Presbyterian Homes, Inc.), 5.00%, 1/1/37	BB+/F	1,000,000	1,042,660

Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN

(The Methodist Hosp.), Ser. C-1, 0.75%, 12/1/24	A-1+	6,000,000	6,000,000

(Texas Med. Ctr.), Ser. B-1, 0.72%, 9/1/31	VMIG1	930,000	930,000

Houston, Arpt. Syst. Rev. Bonds

(Continental Airlines, Inc. Term. Project),
6.50%, 7/15/30	Ba3	3,200,000	3,541,248

Ser. B-1, 5.00%, 7/15/35	BB–	200,000	211,686

Ser. B-1, 5.00%, 7/15/30	BB–	2,650,000	2,866,373

(United Airlines, Inc.), 4.75%, 7/1/24	Ba3	4,200,000	4,561,788

Tax-Free High Yield Fund 39

MUNICIPAL BONDS AND NOTES (97.1%)* cont.	Rating**	Principal amount	Value

Texas cont.

Houston, Higher Ed. Fin. Co. Rev. Bonds
(Cosmos Foundation), Ser. A

5.00%, 2/15/42	BBB	$2,250,000	$2,368,148

5.00%, 2/15/32	BBB	2,250,000	2,436,413

Houston, Util. Syst. Rev. Bonds, Ser. B,
5.00%, 11/15/36	Aa2	3,320,000	3,907,374

La Vernia, Higher Ed. Fin. Corp. Rev. Bonds
(Kipp, Inc.), Ser. A

6.375%, 8/15/44 (Prerefunded 8/15/19)	BBB	2,450,000	2,706,540

6.25%, 8/15/39 (Prerefunded 8/15/19)	BBB	2,375,000	2,617,725

Love Field, Arpt. Modernization Corp. Special Fac.
Rev. Bonds (Southwest Airlines Co.), 5.25%, 11/1/40	A3	4,850,000	5,360,366

Matagorda Cnty., Poll. Control Rev. Bonds

(Central Pwr. & Light Co.), Ser. A, 6.30%, 11/1/29	A–	2,400,000	2,583,360

(Dist. No. 1), Ser. A, AMBAC, 4.40%, 5/1/30	A–	3,000,000	3,314,580

New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds

(MRC Senior Living-Langford (The)),
5.50%, 11/15/46	B–/P	700,000	664,853

(Wesleyan Homes, Inc.), 5.50%, 1/1/43	BB–/P	1,050,000	1,098,668

(MRC Senior Living-Langford (The)),
5.375%, 11/15/36	B–/P	500,000	478,835

(NCCD College Station Properties, LLC), Ser. A,
5.00%, 7/1/47	Baa3	1,000,000	1,066,510

(Collegiate Hsg.-Tarleton St.), 5.00%, 4/1/39	Baa3	500,000	523,690

(MRC Crestview), 5.00%, 11/15/36	BB+/F	350,000	364,217

(CHF-Collegiate Student Hsg. Corpus Christi II,
LLC-Texas A&M), Ser. A, 5.00%, 4/1/36	Baa3	355,000	385,079

(Collegiate Hsg.-Tarleton St.), 5.00%, 4/1/34	Baa3	750,000	806,243

(TX A&M U. Collegiate & Student Hsg. College
Station I, LLC), Ser. A, 5.00%, 4/1/29	Baa3	1,605,000	1,780,699

North East TX, Regl. Mobility Auth. Rev. Bonds,
5.00%, 1/1/46	Baa2	1,350,000	1,495,368

North TX, Edl. Fin. Co. Rev. Bonds (Uplift Edl.), Ser. A,
5.125%, 12/1/42	BBB–	2,500,000	2,746,450

North TX, Thruway Auth. Rev. Bonds, Ser. B,
zero %, 9/1/37	AA+	3,000,000	1,175,100

North TX, Tollway Auth. Rev. Bonds

(1st Tier), Ser. I, 6.50%, 1/1/43	A1	5,300,000	6,750,663

Ser. A, 5.00%, 1/1/39	A1	3,250,000	3,729,960

Red River, Hlth. Retirement Fac. Dev.
Corp. Rev. Bonds

(Happy Harbor Methodist Home, Inc.), Ser. A,
7.75%, 11/15/44	B–/P	830,000	938,074

(Sears Methodist Retirement Syst. Oblig. Group),
Ser. C, 6.25%, 5/9/53 (In default) †	D/P	162,000	3,483

(Sears Methodist Retirement Syst. Oblig. Group),
Ser. B, 6.15%, 11/15/49 (In default) †	D/P	2,766,000	59,469

(Sears Methodist Retirement Syst. Oblig. Group),
Ser. A, 6.05%, 11/15/46 (In default) †	D/P	1,833,000	39,410

40 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (97.1%)* cont.	Rating**	Principal amount	Value

Texas cont.

Red River, Hlth. Retirement Fac. Dev.
Corp. Rev. Bonds

(Sears Methodist Retirement Syst. Oblig. Group),
Ser. D, 6.05%, 11/15/46 (In default) †	D/P	$317,000	$6,816

(Sears Methodist Retirement Syst. Oblig. Group),
Ser. A, 5.45%, 11/15/38 (In default) †	D/P	4,122,000	88,623

SA Energy Acquisition Pub. Fac. Corp. Rev. Bonds
(Gas Supply), 5.50%, 8/1/25	A3	385,000	467,290

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement
Fac. Rev. Bonds

(Sr. Living Ctr.), Ser. A, 8.25%, 11/15/44	B+/P	2,050,000	2,172,754

(Buckner Sr. Living Ventana), Ser. A,
6.75%, 11/15/47	B–/P	1,125,000	1,211,648

(Buckner Sr. Living Ventana), Ser. A,
6.625%, 11/15/37	B–/P	1,000,000	1,079,420

(Air Force Village), 6.375%, 11/15/44
(Prerefunded 11/15/19)	BB+/F	4,000,000	4,463,800

(Buckingham Sr. Living Cmnty., Inc.), Ser. A,
5.50%, 11/15/45	BB/F	1,500,000	1,568,865

TX Private Activity Surface Trans. Corp. Rev. Bonds

(LBJ Infrastructure), 7.00%, 6/30/40	Baa3	4,500,000	5,117,445

(NTE Mobility), 6.875%, 12/31/39	Baa2	3,350,000	3,747,612

TX State Private Activity Bond Surface Trans. Corp.
Rev. Bonds (Blueridge Trans. Group, LLC
(SH 288 Toll Lane))

5.00%, 12/31/55	Baa3	1,500,000	1,631,880

5.00%, 12/31/50	Baa3	250,000	272,923

			103,095,514

Utah (0.8%)

Murray City, Hosp. VRDN (IHC Hlth. Svcs., Inc.)

Ser. A, 0.72%, 5/15/37	VMIG1	2,800,000	2,800,000

Ser. C, 0.70%, 5/15/36	A-1+	1,660,000	1,660,000

Salt Lake City, Arpt. Rev. Bonds, Ser. A

5.00%, 7/1/42	A+	2,000,000	2,301,800

5.00%, 7/1/37	A+	1,000,000	1,157,340

			7,919,140

Vermont (0.1%)

VT State Edl. & Hlth. Bldg. Fin. Agcy. Rev. Bonds
(U. of VT Med. Ctr.), Ser. A, 5.00%, 12/1/35	A3	1,000,000	1,132,500

			1,132,500

Virginia (2.3%)

Alexandria, Indl. Dev. Auth. Res. Care Fac. Mtge. Rev.
Bonds (Goodwin House, Inc.), 5.00%, 10/1/45	BBB/F	1,500,000	1,646,175

Cherry Hill Cmnty., Dev. Auth. 144A Special Assmt.
Bonds (Potomac Shores), 5.15%, 3/1/35	B/P	500,000	506,865

Chesapeake Bay Bridge & Tunnel Dist. Rev. Bonds
(1st Tier Gen. Resolution), 5.00%, 7/1/46	Baa2	3,000,000	3,346,710

Fairfax Cnty., Econ. Dev. Auth. Res. Care Fac. Rev.
Bonds (Goodwin House, Inc.), Ser. A, 5.00%, 10/1/36	BBB/F	350,000	389,155

Lower Magnolia Green Cmnty., Dev. Auth. 144A
Special Assmt. Bonds, 5.00%, 3/1/35	B/P	840,000	860,185

Tax-Free High Yield Fund 41

MUNICIPAL BONDS AND NOTES (97.1%)* cont.	Rating**	Principal amount	Value

Virginia cont.

Stafford Cnty., Econ. Dev. Auth. Hosp. Fac.
Rev. Bonds (Mary Washington Healthcare),
5.00%, 6/15/36	Baa1	$1,000,000	$1,106,220

Suffolk, Econ. Dev. Auth. Retirement Fac. Rev.
Bonds (United Church Homes & Svcs. Oblig. Group),
5.00%, 9/1/31	BB/P	1,500,000	1,634,700

VA State Small Bus. Fin. Auth. Rev. Bonds

(Elizabeth River Crossings OPCO, LLC),
6.00%, 1/1/37	BBB	1,725,000	1,943,678

(95 Express Lanes, LLC), 5.00%, 1/1/40	BBB	4,500,000	4,844,520

Washington Cnty., Indl. Dev. Auth. Hosp. Fac. Rev.
Bonds (Mountain States Hlth. Alliance), Ser. C,
7.75%, 7/1/38	Baa1	5,100,000	5,474,697

			21,752,905

Washington (3.0%)

Port Seattle, Port Indl. Dev. Corp. Rev. Bonds
(Delta Airlines, Inc.), 5.00%, 4/1/30	BB+	5,700,000	6,217,876

Skagit Cnty., Pub. Hosp. Dist. No. 1 Rev. Bonds
(Skagit Regl. Hlth. Impt.), 5.00%, 12/1/37	Baa2	2,000,000	2,147,880

WA State COP, Ser. A

5.00%, 7/1/38	Aa2	3,265,000	3,821,193

5.00%, 7/1/33	Aa2	3,010,000	3,565,285

WA State Hlth. Care Fac. Auth. Rev. Bonds

(WA Hlth. Svcs.), 7.00%, 7/1/39
(Prerefunded 7/1/19)	Baa1	3,000,000	3,331,350

(Central WA Hlth. Svcs. Assn.), 4.00%, 7/1/36	Baa1	1,620,000	1,640,801

WA State Hsg. Fin. Comm. Rev. Bonds (Wesley
Homes Lea Hill), 5.00%, 7/1/36	B/P	575,000	574,977

WA State Hsg. Fin. Comm. 144A Rev. Bonds

(Heron’s Key Oblig. Group), Ser. A, 7.00%, 7/1/50	B–/P	1,000,000	985,990

(Bayview Manor Homes), Ser. A, 5.00%, 7/1/46	BB+/P	2,025,000	2,059,871

(Presbyterian Retirement Cmnty. Northwest),
Ser. A, 5.00%, 1/1/46	BB+/F	4,000,000	4,192,600

			28,537,823

West Virginia (0.2%)

WV State Hosp. Fin. Auth. Rev. Bonds
(Thomas Hlth. Syst.), 6.75%, 10/1/43	B+/P	2,330,000	2,387,668

			2,387,668

Wisconsin (1.6%)

Pub. Fin. Auth. Arpt. Fac. Rev. Bonds

(Sr. Oblig. Group), 5.25%, 7/1/28	BBB	800,000	867,528

(Trans. Infrastructure Properties), 5.00%, 7/1/42	BBB	3,500,000	3,649,765

Pub. Fin. Auth. Exempt Fac. Rev. Bonds
(Celanese U.S. Holdings, LLC), Ser. C, 4.30%, 11/1/30	Baa3	700,000	715,330

WI State Hlth. & Edl. Fac. Auth. Rev. Bonds

(St. Johns Cmntys. Inc.), Ser. A, 7.625%, 9/15/39
(Prerefunded 9/15/19)	AAA/F	1,550,000	1,762,753

(St. Johns Cmntys. Inc.), Ser. A, 7.25%, 9/15/29
(Prerefunded 9/15/19)	AAA/F	1,000,000	1,129,430

(St. John’s Cmnty., Inc.), Ser. B, 5.00%, 9/15/45	BBB+/F	750,000	787,545

(Prohealth Care, Inc.), 5.00%, 8/15/39	A1	750,000	835,913

42 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (97.1%)* cont.	Rating**	Principal amount	Value

Wisconsin cont.

WI State Pub. Fin. Auth Sr. Living Rev. Bonds
(Rose Villa, Inc.), Ser. A

6.00%, 11/15/49	BB–/P	$1,000,000	$1,065,980

5.75%, 11/15/44	BB–/P	500,000	526,980

5.50%, 11/15/34	BB–/P	1,685,000	1,770,379

WI State Pub. Fin. Auth Sr. Living 144A Rev. Bonds
(Mary’s Woods at Marylhurst), Ser. A, 5.25%, 5/15/42	BB/F	750,000	806,985

WI State Pub. Fin. Auth. 144A Rev. Bonds
(Church Home of Hartford, Inc.), Ser. A,
5.00%, 9/1/38	BB/F	1,500,000	1,527,675

			15,446,263

Total municipal bonds and notes (cost $870,600,542)			$930,967,531

PREFERRED STOCKS (0.8%)*	Shares	Value

MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. A-5, 5s cum. pfd.	1,600,000	$1,648,000

MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. B, 7 3/4s cum. pfd.	6,000,000	6,308,100

Total preferred stocks (cost $7,600,000)		$7,956,100

UNITIZED TRUST (0.1%)*	Shares	Value

CMS Liquidating Trust 144A F	400	$991,752

Total unitized trust (cost $1,206,477)		$991,752

COMMON STOCKS (0.0%)*	Shares	Value

Tembec, Inc. (Canada) †	10,751	$39,149

Total common stocks (cost $8,077,612)		$39,149

TOTAL INVESTMENTS

Total investments (cost $887,484,631)	$939,954,532

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2016 through July 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $958,314,380.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. For further details regarding security ratings, please see the Statement of Additional Information.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

Tax-Free High Yield Fund 43

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	23.4%

Transportation	14.2

Utilities	10.1

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$39,149	$—	$—

Total common stocks	39,149	—	—

Municipal bonds and notes	—	930,751,571	215,960

Preferred stocks	—	7,956,100	—

Unitized trust	—	—	991,752

Totals by level	$39,149	$938,707,671	$1,207,712

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

44 Tax-Free High Yield Fund

Statement of assets and liabilities 7/31/17

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $887,484,631)	$939,954,532

Cash	9,299,458

Interest and other receivables	9,927,071

Receivable for shares of the fund sold	576,980

Receivable for investments sold	3,563,893

Receivable for sales of delayed delivery securities (Note 1)	46,527

Prepaid assets	45,475

Total assets	963,413,936

LIABILITIES

Payable for investments purchased	960,130

Payable for shares of the fund repurchased	2,232,903

Payable for compensation of Manager (Note 2)	386,079

Payable for custodian fees (Note 2)	2,214

Payable for investor servicing fees (Note 2)	187,013

Payable for Trustee compensation and expenses (Note 2)	459,386

Payable for administrative services (Note 2)	3,940

Payable for distribution fees (Note 2)	209,256

Distributions payable to shareholders	507,145

Other accrued expenses	151,490

Total liabilities	5,099,556

Net assets	$958,314,380

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$970,902,384

Undistributed net investment income (Note 1)	6,301,664

Accumulated net realized loss on investments (Note 1)	(71,359,569)

Net unrealized appreciation of investments	52,469,901

Total — Representing net assets applicable to capital shares outstanding	$958,314,380

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($715,286,326 divided by 57,173,938 shares)	$12.51

Offering price per class A share (100/96.00 of $12.51)*	$13.03

Net asset value and offering price per class B share ($10,206,467 divided by 814,051 shares)**	$12.54

Net asset value and offering price per class C share ($67,721,934 divided by 5,400,232 shares)**	$12.54

Net asset value and redemption price per class M share ($7,870,487 divided by 629,014 shares)	$12.51

Offering price per class M share (100/96.75 of $12.51)†	$12.93

Net asset value, offering price and redemption price per class Y share
($157,229,166 divided by 12,516,573 shares)	$12.56

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Tax-Free High Yield Fund 45

Statement of operations Year ended 7/31/17

INVESTMENT INCOME

Interest income	$46,427,699

Total investment income	46,427,699

EXPENSES

Compensation of Manager (Note 2)	4,723,482

Investor servicing fees (Note 2)	772,029

Custodian fees (Note 2)	15,822

Trustee compensation and expenses (Note 2)	58,897

Distribution fees (Note 2)	2,614,929

Administrative services (Note 2)	29,638

Other	381,061

Total expenses	8,595,858

Expense reduction (Note 2)	(32,759)

Net expenses	8,563,099

Net investment income	37,864,600

Net realized gain on investments from unaffiliated issuers (Notes 1 and 3)	16,842,254

Net unrealized depreciation of investments in unaffiliated issuers during the year	(58,557,382)

Net loss on investments	(41,715,128)

Net decrease in net assets resulting from operations	$(3,850,528)

The accompanying notes are an integral part of these financial statements.

46 Tax-Free High Yield Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 7/31/17	Year ended 7/31/16

Operations

Net investment income	$37,864,600	$40,869,114

Net realized gain (loss) on investments	16,842,254	(446,339)

Net unrealized appreciation (depreciation) of investments	(58,557,382)	51,550,129

Net increase (decrease) in net assets resulting
from operations	(3,850,528)	91,972,904

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	(2,066,717)	(1,130,045)

Class B	(31,649)	(17,643)

Class C	(198,145)	(101,220)

Class M	(22,421)	(12,489)

Class Y	(332,592)	(217,795)

From tax-exempt net investment income
Class A	(28,506,399)	(30,842,823)

Class B	(361,999)	(404,545)

Class C	(2,193,830)	(2,256,231)

Class M	(288,760)	(314,652)

Class Y	(5,784,534)	(6,113,851)

Increase (decrease) from capital share transactions (Note 4)	(91,366,889)	60,611,203

Total increase (decrease) in net assets	(135,004,463)	111,172,813

NET ASSETS

Beginning of year	1,093,318,843	982,146,030

End of year (including undistributed net investment
income of $6,301,664 and $6,390,558, respectively)	$958,314,380	$1,093,318,843

The accompanying notes are an integral part of these financial statements.

Tax-Free High Yield Fund 47

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA

												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from				Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From net	Total	Redemption	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)	on investments	operations	investment income	distributions	fees	of period	value (%)[a]	(in thousands)	net assets (%)[b]	net assets (%)	(%)

Class A

July 31, 2017	$13.01	.51	(.50)	.01	(.51)	(.51)	—	$12.51	.15	$715,286.83		3.85	32

July 31, 2016	12.39	.52	.62	1.14	(.52)	(.52)	—	13.01	9.37	822,429	.82[d]	4.02[d]	25

July 31, 2015	12.27	.55	.12	.67	(.55)	(.55)	—	12.39	5.48	765,887.80		4.28	17

July 31, 2014	11.85	.55	.42	.97	(.55)	(.55)	—	12.27	8.47	807,290.80		4.73	19

July 31, 2013	12.66	.57	(.83)	(.26)	(.55)	(.55)	—[c]	11.85	(2.22)	843,916.80		4.43	16

Class B

July 31, 2017	$13.04	.43	(.50)	(.07)	(.43)	(.43)	—	$12.54	(.47)	$10,206	1.45	3.22	32

July 31, 2016	12.42	.44	.62	1.06	(.44)	(.44)	—	13.04	8.68	12,746	1.44[d]	3.40[d]	25

July 31, 2015	12.29	.47	.13	.60	(.47)	(.47)	—	12.42	4.91	11,828	1.42	3.66	17

July 31, 2014	11.87	.48	.42	.90	(.48)	(.48)	—	12.29	7.79	12,503	1.42	4.11	19

July 31, 2013	12.68	.49	(.83)	(.34)	(.47)	(.47)	—[c]	11.87	(2.82)	13,324	1.42	3.82	16

Class C

July 31, 2017	$13.04	.41	(.50)	(.09)	(.41)	(.41)	—	$12.54	(.62)	$67,722	1.60	3.08	32

July 31, 2016	12.42	.42	.62	1.04	(.42)	(.42)	—	13.04	8.52	80,038	1.59[d]	3.25[d]	25

July 31, 2015	12.29	.45	.13	.58	(.45)	(.45)	—	12.42	4.75	66,342	1.57	3.51	17

July 31, 2014	11.88	.46	.41	.87	(.46)	(.46)	—	12.29	7.54	60,957	1.57	3.96	19

July 31, 2013	12.69	.47	(.83)	(.36)	(.45)	(.45)	—[c]	11.88	(2.97)	69,981	1.57	3.67	16

Class M

July 31, 2017	$13.01	.47	(.50)	(.03)	(.47)	(.47)	—	$12.51	(.12)	$7,870	1.10	3.57	32

July 31, 2016	12.39	.48	.62	1.10	(.48)	(.48)	—	13.01	9.08	9,295	1.09[d]	3.75[d]	25

July 31, 2015	12.27	.51	.12	.63	(.51)	(.51)	—	12.39	5.20	8,549	1.07	4.00	17

July 31, 2014	11.85	.52	.42	.94	(.52)	(.52)	—	12.27	8.18	8,014	1.07	4.46	19

July 31, 2013	12.66	.53	(.82)	(.29)	(.52)	(.52)	—[c]	11.85	(2.48)	8,543	1.07	4.16	16

Class Y

July 31, 2017	$13.06	.53	(.50)	.03	(.53)	(.53)	—	$12.56	.38	$157,229.60		4.05	32

July 31, 2016	12.44	.54	.62	1.16	(.54)	(.54)	—	13.06	9.59	168,811	.59[d]	4.24[d]	25

July 31, 2015	12.31	.57	.13	.70	(.57)	(.57)	—	12.44	5.79	129,540.57		4.51	17

July 31, 2014	11.89	.58	.42	1.00	(.58)	(.58)	—	12.31	8.69	74,972.57		4.93	19

July 31, 2013	12.70	.60	(.83)	(.23)	(.58)	(.58)	—[c]	11.89	(1.99)	50,405.57		4.65	16

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Amount represents less than $0.01 per share.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

48 Tax-Free High Yield Fund	Tax-Free High Yield Fund 49

Notes to financial statements 7/31/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2016 through July 31, 2017.

Putnam Tax-Free High Yield Fund (the fund) is a diversified series of Putnam Tax-Free Income Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income exempt from federal income tax. The fund invests mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)), are a combination of below-investment-grade and investment-grade securities, and have intermediate- to long-term maturities (i.e., three years or longer). Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in tax-exempt investments. This investment policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined

50 Tax-Free High Yield Fund

by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

Tax-Free High Yield Fund 51

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At July 31, 2017, the fund had a capital loss carryover of $71,892,568 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

Loss carryover

Short-term	Long-term	Total	Expiration

$6,176,345	$17,001,271	$23,177,616	*

33,971,635	N/A	33,971,635	July 31, 2018

14,743,317	N/A	14,743,317	July 31, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from the expiration of a capital loss carryover, from dividends payable, from market discount, and from amortization and accretion. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,833,552 to increase undistributed net investment income, $17,411,277 to decrease paid-in capital and $15,577,725 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$70,881,902

Unrealized depreciation	(17,879,001)

Net unrealized appreciation	53,002,901

Undistributed tax-exempt income	5,280,392

Undistributed	1,528,416

Capital loss carryforward	(71,892,568)

Cost for federal income tax purposes	$886,951,631

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

52 Tax-Free High Yield Fund

0.630%	of the first $5 billion,	0.430%	of the next $50 billion,

0.580%	of the next $5 billion,	0.410%	of the next $50 billion,

0.530%	of the next $10 billion,	0.400%	of the next $100 billion and

0.480%	of the next $10 billion,	0.395%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.475% of the fund’s average net assets.

Putnam Management has contractually agreed, through November 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services, Inc. had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$587,057	Class M	6,402

Class B	8,941	Class Y	112,714

Class C	56,915	Total	$772,029

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $32,759 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $713, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

Tax-Free High Yield Fund 53

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount

Class A	0.35%	*	$1,745,547

Class B	1.00%	0.85%	97,572

Class C	1.00%	1.00%	730,675

Class M	1.00%	0.50%	41,135

Total			$2,614,929

* Equals the weighted average of (i) 0.20% of the net assets of the fund attributable to class A shares purchased and paid for prior to March 21, 2005 and (ii) 0.25% of all other net assets of the fund attributable to class A shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $47,123 and $201 from the sale of class A and class M shares, respectively, and received $2,037 and $1,169 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$297,335,002	$365,885,460

U.S. government securities (Long-term)	—	—

Total	$297,335,002	$365,885,460

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

54 Tax-Free High Yield Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class A	Shares	Amount	Shares	Amount

Shares sold	5,263,027	$65,558,052	8,139,959	$103,196,248

Shares issued in connection with
reinvestment of distributions	2,071,738	25,764,311	2,116,861	26,767,183

	7,334,765	91,322,363	10,256,820	129,963,431

Shares repurchased	(13,381,537)	(166,206,610)	(8,847,596)	(111,845,284)

Net increase (decrease)	(6,046,772)	$(74,884,247)	1,409,224	$18,118,147

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class B	Shares	Amount	Shares	Amount

Shares sold	66,479	$850,260	177,414	$2,247,323

Shares issued in connection with
reinvestment of distributions	26,485	329,938	28,424	360,067

	92,964	1,180,198	205,838	2,607,390

Shares repurchased	(256,681)	(3,193,879)	(180,734)	(2,292,316)

Net increase (decrease)	(163,717)	$(2,013,681)	25,104	$315,074

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class C	Shares	Amount	Shares	Amount

Shares sold	830,956	$10,416,305	1,464,568	$18,589,212

Shares issued in connection with
reinvestment of distributions	122,726	1,528,664	111,168	1,409,468

	953,682	11,944,969	1,575,736	19,998,680

Shares repurchased	(1,692,057)	(21,086,394)	(779,665)	(9,872,422)

Net increase (decrease)	(738,375)	$(9,141,425)	796,071	$10,126,258

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class M	Shares	Amount	Shares	Amount

Shares sold	32,130	$397,848	110,342	$1,401,340

Shares issued in connection with
reinvestment of distributions	23,054	286,724	23,757	300,426

	55,184	684,572	134,099	1,701,766

Shares repurchased	(140,579)	(1,740,201)	(109,611)	(1,377,553)

Net increase (decrease)	(85,395)	$(1,055,629)	24,488	$324,213

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	7,784,872	$97,379,977	7,832,121	$99,359,056

Shares issued in connection with
reinvestment of distributions	348,279	4,353,668	279,052	3,552,944

	8,133,151	101,733,645	8,111,173	102,912,000

Shares repurchased	(8,542,114)	(106,005,552)	(5,602,277)	(71,184,489)

Net increase (decrease)	(408,963)	$(4,271,907)	2,508,896	$31,727,511

Tax-Free High Yield Fund 55

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 6: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management has evaluated the amendments and its adoption will have no effect on the fund’s net assets or results of operations.

56 Tax-Free High Yield Fund

Federal tax information (Unaudited)

The fund has designated 93.36% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2018 will show the tax status of all distributions paid to your account in calendar 2017.

Tax-Free High Yield Fund 57

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

58 Tax-Free High Yield Fund

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization. Served on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm focused on health, social and environmental policy, and international development. Trustee of Carnegie Mellon University. Trustee of Rubin Museum of Art. Director of Pratham USA, an organization dedicated to children's education in India. Member of the Advisory Board of Altimetrik, a business transformation and technology solutions firm. Director of DXC Technology, a global IT services and consulting company

INTERESTED TRUSTEE

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2017, there were 103 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Tax-Free High Yield Fund 59

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Director of Accounting & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Director of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

60 Tax-Free High Yield Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisor	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
57–59 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1LD	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	Manoj P. Singh	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Mark C. Trenchard
	Robert L. Reynolds	Vice President and
Custodian	President	BSA Compliance Officer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Legal Counsel	Principal Executive Officer,	Proxy Voting and Corporate
Ropes & Gray LLP	and Compliance Liaison	Governance, Assistant Clerk, and
Assistant Treasurer
Independent Registered Public	Robert T. Burns
Accounting Firm	Vice President and	Denere P. Poulack
Pricewaterhouse Coopers LLP	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Tax-Free High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN042 307445 9/17

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2017	$84,153	$ —	$13,866	$ —
July 31, 2016	$84,048	$ —	$13,594	$ —

For the fiscal years ended July 31, 2017 and July 31, 2016, the fund's independent auditor billed aggregate non-audit fees in the amounts of $396,396 and $573,347 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2017	$ —	$382,530	$ —	$ —

July 31, 2016	$ —	$559,753	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Free Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 29, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: September 29, 2017